INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 10 – INCOME TAXES

The Company provides for income taxes under ASC 740, “Income Taxes.” Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities and the tax rates in effect when these differences are expected to reverse. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

For the years ended December 31, 2024, and 2023, the local (“United States of America”) and foreign components of loss before income taxes were comprised of the following:

	Year Ended December 31,
	2024	2023
Tax jurisdiction from:
United States	$(630,750)	$(1,895,365)
Foreign	(682,276)	(755,285)
Tax loss before income taxes	$(1,313,026)	$(2,650,650)

The components of the Company’s deferred tax asset and reconciliation of income taxes computed at the statutory rate to the income tax amount recorded as of December 31, 2024, and 2023 are as follows:

	Year Ended December 31,
	2024	2023
Net Operating loss	$1,313,026	$2,650,650
Effective tax rate	21%	21%
Deferred tax asset	537,383	537,383
Foreign taxes	(129,632)	(143,504)
Valuation allowance	(146,103)	(413,133)
Net deferred tax asset	$—	$—

The Company has provided for a full valuation allowance against the deferred tax assets on the expected future tax benefits from net operating loss, as the management believes it is more likely than not that these assets will not be realized in the future.

United States of America

Bubblr, Inc. is registered in the State of Wyoming and is subject to the tax laws of the United States of America at a standard tax rate of 21%. Due to a change of control, the Company will not be able to carry over net operating losses (“NOL”) generated before August 13, 2020, to offset future income.

As of December 31, 2024, the operations in the United States of America incurred approximately $8,869,354 of cumulative NOL, which can be carried forward indefinitely to offset future taxable income. The Company has provided for a full valuation allowance against the deferred tax assets as management believes it is more likely than not that these assets will not be realized in the future.

The Company’s tax returns are subject to examination by United States tax authorities beginning with the year ended December 31, 2019.

United Kingdom

The Company’s subsidiaries operating in the United Kingdom (“UK”) are subject to tax at a standard income tax rate of 25% on the assessable income arising in the UK during its tax year.

As of December 31, 2024, the operations in the UK incurred approximately $6,169,248 of cumulative NOLs, which can be carried forward to offset future taxable income indefinitely. The Company has provided for a full valuation allowance against the deferred tax assets as management believes it is more likely than not that these assets will not be realized in the future.

The Company’s tax returns are subject to examination by HM Revenue & Customs for the years ended 2024 and 2023.